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                                                                   EXHIBIT 24(b)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and by these presents does hereby make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as Director or Officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to a Registration Statement registering under the Securities Act of 1933, as amended, an aggregate amount of up to $121 million of debt securities and warrants to purchase debt securities or any combination thereof, and to any and all amendments to that Registration Statement, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1996.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 25th day of October, 1995.

/s/ WILLIAM E. BUTLER
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    William E. Butler, Chairman of the Board; Director

/s/ ALEXANDER M. CUTLER
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    Alexander M. Cutler, President and
    Chief Operating Officer; Director

/s/ RONALD L. LEACH
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    Ronald L. Leach, Vice President--Accounting;
    Principal Accounting Officer

/s/ STEPHEN R. HARDIS
-------------------------------------------------------------
    Stephen R. Hardis, Vice Chairman and
    Chief Executive Officer; Principal Executive
    Officer; Director

/s/ ADRIAN T. DILLON
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    Adrian T. Dillon, Vice President--
    Chief Financial and Planning Officer;
    Principal Financial Officer